Exhibit 4.1

SUPPLEMENTAL INDENTURE

TO INDENTURE DATED JANUARY 28, 2016

THIS SUPPLEMENTAL INDENTURE dated as of February 1, 2019, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of January 28, 2016, as amended or supplemented to the date hereof (the “Indenture”), providing for the issuance of 5 3/4% Senior Notes due 2026;

WHEREAS, the Company, the Trustee and the Guarantors desire to amend and restate the definition of “Make Whole Amount” in Section 1.01 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee and the Guarantors are authorized to execute and deliver this Supplemental Indenture without the consent of the Noteholders; and

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

1.    Definitions. All terms used herein without definition have the meanings ascribed to them in the Indenture.

2.    Indenture Amendment. The definition of “Make Whole Amount” in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“Make Whole Amount” means, as determined by the Company, with respect to any Note at any Redemption Date, the greater of (i) 1.0% of the principal amount of such Note and (ii) the excess, if any, of (A) an amount equal to the present value of (1) the redemption price of such Note at February 1, 2021 (as set forth in the table under Section 6 (Optional Redemption) of the Notes) plus (2) the remaining scheduled interest payments on the Notes to be redeemed (subject to the right of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date) to February 1, 2021 (other than interest accrued to the Redemption Date), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the principal amount of the Notes to be redeemed.

3.    Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors and the Trustee.

4.    Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5.    Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8.    Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof.

(The remainder of this page is intentionally left blank.)

2

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

COMPANY:

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

GUARANTORS:

FMG OUTDOOR HOLDINGS, LLC

LAMAR-FAIRWAY BLOCKER 1, INC.

LAMAR-FAIRWAY BLOCKER 2, INC.

MAGIC MEDIA, INC.

FAIRWAY MEDIA GROUP, LLC

FAIRWAY OUTDOOR ADVERTISING, LLC

FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC

FAIRWAY OUTDOOR FUNDING, LLC

MCC OUTDOOR, LLC

MAGIC MEDIA REAL ESTATE, LLC

FMO REAL ESTATE, LLC

DOUGLAS OUTDOOR ADVERTISING OF GA., INC.

OLYMPUS MEDIA/INDIANA, LLC

FAIRWAY CCO INDIANA, LLC

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

COLORADO LOGOS, INC.

KANSAS LOGOS, INC.

LAMAR ADVERTISING OF MICHIGAN, INC.

LAMAR ADVERTISING OF YOUNGSTOWN, INC.

LAMAR ADVERTISING SOUTHWEST, INC.

LAMAR AIRPORT ADVERTISING COMPANY

LAMAR ELECTRICAL, INC.

LAMAR OCI SOUTH CORPORATION

LAMAR OHIO OUTDOOR HOLDING CORP.

LAMAR PENSACOLA TRANSIT, INC.

MICHIGAN LOGOS, INC.

MINNESOTA LOGOS, INC.

NEBRASKA LOGOS, INC.

NEVADA LOGOS, INC.

NEW MEXICO LOGOS, INC.

OHIO LOGOS, INC.

SOUTH CAROLINA LOGOS, INC.

TENNESSEE LOGOS, INC.

TLC PROPERTIES, INC.

UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

ARIZONA LOGOS, L.L.C.

DELAWARE LOGOS, L.L.C.

GEORGIA LOGOS, L.L.C.

KENTUCKY LOGOS, LLC

LOUISIANA INTERSTATE LOGOS, L.L.C.

MAINE LOGOS, L.L.C.

MISSISSIPPI LOGOS, L.L.C.

MISSOURI LOGOS, LLC

MONTANA LOGOS, LLC

NEW HAMPSHIRE LOGOS, L.L.C.

NEW JERSEY LOGOS, L.L.C.

OKLAHOMA LOGOS, L.L.C.

VIRGINIA LOGOS, LLC

WASHINGTON LOGOS, L.L.C.

WISCONSIN LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

FLORIDA LOGOS, LLC

By:	Interstate Logos TRS, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

INTERSTATE LOGOS, L.L.C. LAMAR CENTRAL OUTDOOR, LLC THE LAMAR COMPANY, L.L.C. LAMAR TRS HOLDINGS, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

LAMAR ADVERTISING OF COLORADO SPRINGS, L.L.C.

LAMAR ADVERTISING OF LOUISIANA, L.L.C.

LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.

LAMAR AIR, L.L.C.

LAMAR FLORIDA, L.L.C.

LAMAR OCI NORTH, L.L.C.

LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

TLC FARMS, L.L.C. TLC Properties, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR INVESTMENTS, LLC LAMAR SERVICE COMPANY, LLC LAMAR TRANSIT, LLC INTERSTATE LOGOS TRS, LLC

By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

OUTDOOR MARKETING SYSTEMS, L.L.C. OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Lamar Transit, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

TLC PROPERTIES II, LLC

By:	Lamar Investments, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Lamar – Supplemental Indenture Signature Page]

TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

[Lamar – Supplemental Indenture Signature Page]